UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2006
APOLLO GROUP, INC.
(Exact name of registrant as specified in charter)

Arizona	0-25232	86-0419443

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4615 East Elwood Street, Phoenix, Arizona	85040

(Address of principal executive offices)	(Zip Code)
(480) 966-5394

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit 99.1

Item 7.01. Regulation FD Disclosure.
Apollo Group, Inc. received a shareholder demand letter dated June 20, 2006.
A copy of this demand letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(d) Exhibits.
99.1	Shareholder Demand Letter dated June 20, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2006	Apollo Group, Inc. (Registrant)
	By:	/s/ Kenda B. Gonzales
	Name:	Kenda B. Gonzales
	Title:	Chief Financial Officer, Secretary, and Treasurer

June 23, 2006	Apollo Group, Inc. (Registrant)
	By:	/s/ Daniel E. Bachus
	Name:	Daniel E. Bachus
	Title:	Chief Accounting Officer and Controller

June 23, 2006	Apollo Group, Inc. (Registrant)
	By:	/s/ Brian Mueller
	Name:	Brian Mueller
	Title:	President

Exhibit Index

Exhibit No.	Description

99.1	Shareholder Demand Letter dated June 20, 2006